UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2016

Commission File Number	Registrant, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 Telephone Number 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 700 Market Street St. Louis, MO 63101 Telephone Number 314-342-0500	Missouri	43-0368139
2-38960	Alabama Gas Corporation 2101 6th Avenue North Birmingham, Alabama 35203 Telephone Number 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 14, 2016, Spire Inc. (“Spire”), Laclede Gas Company (“Laclede Gas”) and Alabama Gas Corporation (“Alagasco”) (each of the above, individually, a “Borrower” and collectively, the “Borrowers”), entered into a new syndicated revolving credit facility pursuant to a loan agreement (“Loan Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent; U.S. Bank National Association and JPMorgan Chase Bank, N.A., as Co-Syndication Agents; Bank of America, N.A., Credit Suisse, AG, Cayman Islands Branch, Morgan Stanley Bank, N.A., Regions Bank, Royal Bank of Canada and TD Bank, N.A. as Co-Documentation Agents; and Wells Fargo Securities LLC, U.S. Bank National Association and J.P. Morgan Chase Bank N.A., as Joint Lead Arrangers and Joint Bookrunners; and Commerce Bank and Stifel Bank & Trust as the other participating banks. Spire, Laclede Gas, Alagasco and their affiliates have or may have customary banking relationships with one or more of these banks for the provision of a variety of financial services, including commercial paper dealer, pension fund trustee, cash management, investment banking, and lockbox services, none of which are material individually or in the aggregate with respect to any individual party.
The Loan Agreement is for a term of five years, but the Borrowers may request up to two one-year extensions of the Loan Agreement. The Loan Agreement contains affirmative and negative covenants customary for such agreements, including, among other things, limitations on certain types of acquisitions, investments, and sales of property. The Loan Agreement also contains financial covenants limiting each Borrower’s consolidated debt to 70% of such Borrower’s capitalization. The calculation is more specifically described in the Loan Agreement. The Loan Agreement also contains customary events of default, including, without limitation, payment defaults, covenant defaults, material inaccuracy of representations and warranties, certain events of bankruptcy and insolvency, cross defaults to certain other agreements, and the entry of certain judgments not appealed or satisfied.
Under the Loan Agreement, at each Borrower’s option, as applicable, borrowings will bear interest at either (i) the highest of (a) Wells Fargo Bank’s prime rate, (b) the federal funds rate plus 0.50% and (c) one-month LIBOR plus 1.00% (Base Rate), plus a margin of 0.0% to 0.50% (depending on the Borrower’s credit rating, as applicable) (Adjusted Base Rate), or (ii) LIBOR plus a margin of 0.875% to 1.50% (depending on the Borrower’s credit rating, as applicable). At the Borrower’s option, as applicable, swingline loans will bear interest at either (i) the Adjusted Base Rate or (ii) the one-month LIBOR market index rate plus a margin determined by the Borrower’s credit rating, as applicable. Fees are payable on letters of credit at the same margin that is applicable to LIBOR loans for that Borrower. Other fees may also be charged by the bank that issues a letter of credit. Borrowings by Laclede Gas or Alagasco under the Loan Agreement will be due within no more than 364-days.
Each Borrower has paid an upfront fee to the banks for the Loan Agreement, and, during the term of the Loan Agreement, each Borrower will pay the banks a commitment fee on the unused portion of the credit made available under the Loan Agreement.
The Loan Agreement replaces Spire’s and Laclede Gas’ existing loan agreements with Wells Fargo Bank, National Association, as administrative agent and the several banks parties thereto, dated as of September 3, 2013 and amended on September 3, 2014, which were set to expire on September 3, 2019, and Alagasco’s existing loan agreement with Wells Fargo Bank, National Association, as administrative agent and the several banks party thereto, dated September 2, 2014, which was set to expire on September 2, 2019. All three agreements were terminated early on December 14, 2016, effective with the closing of the Loan Agreement.
The Loan Agreement has an aggregate credit commitment of $975 million, including sublimits of $300 million for Spire, $475 million for Laclede Gas and $200 million for Alagasco. These sublimits may be reallocated from time to time among the three Borrowers within the $975 million aggregate commitment. Under certain terms and conditions, the Borrowers may request an increase in the aggregate credit commitment of up to $300 million. The Loan Agreement also provides for letters of credit available to the Borrowers in an aggregate amount up to $60 million, and swingline loans in an aggregate amount up to $75 million. Letters of credit and swingline loans will constitute usage under the Loan Agreements. Spire, Laclede Gas and Alagasco expect to use the Loan Agreement for general corporate purposes, including short-term borrowings and letters of credit.

Item 1.02 Termination of a Material Definitive Agreement.
As noted in Item 1.01, the Loan Agreement replaces three existing loan agreements with Wells Fargo Bank, National Association, as administrative agent and several banks parties thereto, two of which were dated as of September 3, 2013 and amended on September 3, 2014, and one that was dated as of September 2, 2014, all of which were set to expire in September 2019 and were terminated early on December 14, 2016, effective with the closing of the Loan Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference. Since Spire, Laclede Gas and Alagasco each expects to use the Loan Agreement for general corporate purposes, no direct financial obligations or obligations under an off-balance sheet arrangement have arisen under the Loan Agreement as of the date hereof.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed as part of this report:

99.1
Loan Agreement, dated December 14, 2016, by and among Spire Inc., Alabama Gas Corporation, Laclede Gas Company, and the several banks party thereto, including Wells Fargo Bank, National Association, as Administrative Agent; JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Co-Syndication Agents; Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; and Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Morgan Stanley Bank, N.A., Regions Bank Royal Bank of Canada, and TD Bank, N.A., as Documentation Agents

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.
Date: December 16, 2016	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President and Chief Financial Officer

LACLEDE GAS COMPANY
Date: December 16, 2016	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

ALABAMA GAS CORPORATION
Date: December 16, 2016	By:	/s/ Steven P. Rasche
Steven P. Rasche Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Loan Agreement, dated December 14, 2016, by and among Spire Inc., Alabama Gas Corporation, Laclede Gas Company, and the several banks party thereto, including Wells Fargo Bank, National Association, as Administrative Agent; JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Co-Syndication Agents; Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; and Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Morgan Stanley Bank, N.A., Regions Bank Royal Bank of Canada, and TD Bank, N.A., as Documentation Agents